UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7812

Salomon Brothers Municipal Partners Fund II Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York,			NY 10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 725-6666

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2006

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Salomon Brothers
Municipal Partners Fund II Inc.

ANNUAL REPORT

JUNE 30, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Municipal Partners Fund II Inc.

Annual Report • June 30, 2006

What’s Inside

Fund Objective

The Fund’s primary investment objective is to seek high current income, which is exempt from federal income taxes,* consistent with the preservation of capital.

* Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax advisor.

Letter from the Chairman	I

Manager Overview	1

Fund at a Glance	5

Schedule of Investments	6

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	17

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	25

Board Approval of Management and Subadvisory Agreements	26

Additional Information	29

Annual Chief Executive Officer and Chief Financial Officer Certification	32

Dividend Reinvestment Plan	33

Important Tax Information	35

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the one-year reporting period. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)(i) advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economic turnaround was prompted by both strong consumer and business spending. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)(ii) continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rate(iii) from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming...will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Salomon Brothers Municipal Partners Fund II Inc.  I

Both short- and long-term yields rose over the reporting period. During the 12 months ended June 30, 2006, two-year Treasury yields increased from 3.66% to 5.16%. Over the same period, 10-year Treasury yields moved from 3.94% to 5.15%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the municipal market, yields of both two- and 10-year securities also rose over the reporting period.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

II  Salomon Brothers Municipal Partners Fund II Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 28, 2006

(i)	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ii)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iii)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Salomon Brothers Municipal Partners Fund II Inc.  III

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Manager Overview

Special Shareholder Notices

Following the purchase of substantially all of Citigroup’s asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at meetings held during June and July 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006.

The Fund’s Board also approved a new sub-advisory agreement for the Fund between LMPFA and Western Asset Management Company (“Western Asset”). LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the sub-adviser, as applicable, the day-to-day portfolio management of the Fund. The management fees for the Fund will remain unchanged.

In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset Municipal Partners Fund II Inc. in October 2006.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a variety of significant headwinds, the municipal bond market generated positive returns during the one-year period ended June 30, 2006 and outperformed the overall taxable bond market. Over that period, the Lehman Brothers Municipal Bond Index(i) gained 0.89% while the Lehman Brothers U.S. Aggregate Index(ii) returned –0.81%.

Over the last year, the bond market has been impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)(iii). To gain some perspective on how far we’ve come in terms of interest rates, consider the following; In May 2004, the federal funds rate(iv), a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it has now instituted 17 straight 0.25% rate hikes through the end of June 2006 and the federal funds rate was 5.25% at the end of the reporting period.

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  1

Given the solid economy and rising rate environment, both short- and long term Treasury yields rose over the reporting period. During the 12-months ended June 30, 2006, two-year Treasury yields increased from 3.66% to 5.16%. Over the same period, 10-year Treasury yields moved from 3.94% to 5.15%. During the reporting period, both two- and 10-year municipal yields also rose, albeit to a lesser extent than equal duration Treasuries. This, coupled with improving balance sheets in many states and a 15% decline in new issuance during the first half of 2006(v) helped municipal securities to outperform taxable bonds over the reporting period.

Performance Review

For the 12 months ended June 30, 2006, the Salomon Brothers Municipal Partners Fund II Inc. returned –1.84%, based on its net asset value (“NAV”)(vi) and –6.07% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index returned 0.89% for the same period. The Fund’s Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Average(vii) increased 1.57% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to common stock shareholders totaling $0.7540 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of June 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2006 (unaudited)

Price Per Share	12 Month Total Return
$13.91 (NAV)	-1.84%
$12.07 (Market Price)	-6.07%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. While the overall municipal market’s returns were relatively flat during the reporting period, there were pockets of opportunity that helped to enhance the Fund’s performance.

2  Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report

Over the period, lower quality municipals generated the best results. In addition, short-term (less than one year) and long-term (20 years and greater) municipals outperformed intermediate-term securities. While we maintained an overall high credit quality bias for the Fund, our research helped us to identify select BBB-rated securities that contributed favorably to performance. An underweight in AA-rated municipals was also beneficial. From a yield curve(viii) perspective, the Fund’s exposure to short- and long-term securities enhanced results. In terms of sector positioning, the Fund’s healthcare and power bonds added to performance. Finally, underweights in state and local general obligation bonds modestly added to results.

What were the leading detractors from performance?

A. As we mentioned, the Fund emphasized a high quality portfolio over the reporting period. This detracted from results as lower quality, more speculative municipals outperformed higher quality securities. In addition, issue selection of certain AAA-rated bonds hurt performance. The Fund’s overweight in insured bonds and an underweight in California municipals were also a drag on performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the reporting period.

Looking for Additional Information?

The Fund is traded under the symbol “MPT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMPTX on most financial websites. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  3

Thank you for your investment in the Salomon Brothers Municipal Partners Fund II Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert E. Amodeo
Executive Vice President
July 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to risk, including the possible loss of the principal amount that you invest in the Fund. Certain investors may be subject to the Federal Alternative Minimum Tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed income securities. Lower-rated higher-yielding bonds are subject to greater credit risk, than higher-rated obligations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

(ii)

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(iii)	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iv)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(v)	Source: Bond Buyer, 7/3/06.

(vi)

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

(vii)

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended June 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 56 funds in the Fund’s Lipper category.

(viii)	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4  Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

Schedule of Investments (June 30, 2006)

As a Percentage of Total Investments

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  5

Schedule of Investments (June 30, 2006)

SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 97.4%
California — 8.5%
$1,000,000	A3(a)	California Health Facilities Financing Authority Revenue, Cedars-Sinai Medical Center, 5.000% due 11/15/34	$998,590
1,500,000	A+	California State, GO, 5.125% due 6/1/24	1,532,280
2,500,000	AAA	Huntington Beach, CA, Union High School District, GO, Election 2004, FSA-Insured, 5.000% due 8/1/29	2,554,925
3,000,000	AAA	Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Subordinated Series A-1, FSA-Insured, 5.000% due 7/1/35	3,063,240
2,500,000	AAA	Napa Valley, CA, Community College District GO, Election of 2002, Series B, MBIA-Insured, 5.000% due 8/1/23	2,584,750
		Total California	10,733,785

Colorado — 1.4%
1,750,000	BBB+	Colorado Health Facilities Authority Revenue, Poudre Valley Health Care, Series F, 5.000% due 3/1/25	1,732,710

Connecticut — 2.4%
3,000,000	AAA	Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series A, AMBAC-Insured, 5.000% due 7/1/23	3,105,540

District of Columbia — 1.6%
2,000,000	AAA	District of Columbia Revenue, American University, AMBAC-Insured, 5.625% due 10/1/26	2,026,720

Florida — 0.8%
1,000,000	AAA	St. Johns County, FL,Water & Sewer Revenue, MBIA-Insured, 5.500% due 6/1/11	1,067,870

Illinois — 15.8%
1,000,000	AAA	Chicago, IL, Board of Education, GO, Chicago School Reform, AMBAC-Insured, 5.750% due 12/1/27 (b)	1,045,670
		Chicago, IL, GO, Series A, FSA-Insured:
145,000	AAA	5.250% due 1/1/16	153,564
355,000	AAA	5.250% due 1/1/16 (b)	381,139
1,750,000	AAA	Chicago, IL, Midway Airport Revenue, Series B, MBIA-Insured, 5.625% due 1/1/29 (c)	1,778,630
3,000,000	AAA	Chicago, IL, Park District, Refunding, Series D, FGIC-Insured, 5.000% due 1/1/29	3,052,230
1,000,000	AAA	Chicago, IL, Public Building Commission, Building Revenue, Chicago School Reform, Series B, FGIC-Insured, 5.250% due 12/1/18	1,074,670
1,215,000	AAA	Chicago, IL, Sales Tax Revenue, FSA-Insured, 5.000% due 1/1/22	1,249,591
250,000	AAA	Cook County, IL, Refunding GO, Series A, MBIA-Insured, 5.625% due 11/15/16	257,652
2,000,000	Aaa(a)	Illinois DFA, Revolving Fund Revenue, 5.250% due 9/1/12	2,120,780
1,000,000	AA+	Illinois EFA Revenue, Northwestern University, 5.500% due 12/1/13	1,065,100

See Notes to Financial Statements.

6  Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report

Schedule of Investments (June 30, 2006) (continued)

Face Amount	Rating‡	Security	Value

Illinois — 15.8% (continued)
		Illinois Health Facilities Authority Revenue:
$1,850,000	AAA	Refunding, SSM Health Care, MBIA-Insured, 6.550% due 6/1/13 (d)	$2,093,811
2,000,000	AAA	Servantoor Project, Series A, FSA-Insured, 6.000% due 8/15/12 (d)	2,189,220
605,000	A	South Suburban Hospital Project, 7.000% due 2/15/18 (d)	709,084
2,645,000	AAA	Illinois State, Sales Tax Revenue, 5.500% due 6/15/16	2,812,138
		Total Illinois	19,983,279

Indiana — 2.8%
		Indiana Bond Bank Revenue, Series B:
160,000	AAA	5.000% due 8/1/23	162,650
90,000	AAA	5.000% due 8/1/23 (b)	94,357
1,195,000	AAA	Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, Series A, AMBAC-Insured, 5.000% due 5/1/35	1,212,829
2,000,000	BBB+	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	2,111,280
		Total Indiana	3,581,116

Maryland — 4.6%
		Maryland State Health & Higher Educational Facilities Authority Revenue:
1,500,000	Baa1(a)	Carroll County General Hospital, 6.000% due 7/1/37	1,571,025
1,500,000	A	Suburban Hospital, Series A, 5.500% due 7/1/16	1,598,835
500,000	A+	University of Maryland Medical Systems, 6.000% due 7/1/32	534,195
2,000,000	Aaa(a)	Northeast Maryland Waste Disposal Authority, Solid Waste Revenue, AMBAC-Insured, 5.500% due 4/1/16 (c)	2,113,780
		Total Maryland	5,817,835

Massachusetts — 2.2%
		Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program, Series A:
2,125,000	AAA	5.750% due 8/1/29	2,248,143
525,000	AAA	5.750% due 8/1/29 (b)	557,734
		Total Massachusetts	2,805,877

Michigan — 2.1%
1,000,000	AAA	Detroit, MI, City School District, GO, School Building & Site Improvement, Series A, FGIC-Insured, 5.500% due 5/1/17 (b)	1,085,590
1,500,000	AA-	Michigan State, Hospital Finance Authority Revenue, Trinity Health, Series C, 5.375% due 12/1/30	1,552,965
		Total Michigan	2,638,555

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  7

Schedule of Investments (June 30, 2006) (continued)

Face Amount	Rating‡	Security	Value

Missouri — 2.8%
		Missouri State Environmental Improvement & Energy Research Authority:
$2,500,000	AA	PCR Refunding Revenue, Associated Electric Co-op Thomas Hill, 5.500% due 12/1/10	$2,540,400
1,000,000	Aaa(a)	Water Pollution Refunding Revenue, State Revolving Funds, Program A, 5.000% due 7/1/20	1,062,230
		Total Missouri	3,602,630

Nevada — 0.0%
5,000	AAA	Nevada Housing Division Revenue, Single-Family Program, Series C, AMBAC-Insured, 6.350% due 10/1/12 (c)	5,042

New Jersey — 4.1%
		New Jersey EDA:
2,500,000	AAA	Motor Vehicle Surcharges Revenue, Series A, MBIA-Insured, 5.250% due 7/1/16	2,653,300
1,000,000	AAA	Water Facilities Revenue, New Jersey American Water Co. Inc. Project, Series A, FGIC-Insured, 6.875% due 11/1/34 (c)	1,009,760
1,500,000	AAA	New Jersey State, EFA Revenue, Princeton University, Series A, 5.000% due 7/1/21	1,565,175
		Total New Jersey	5,228,235

New York — 17.3%
2,415,000	A-	Long Island Power Authority, NY, Electric System Revenue, Gen-Series B, 5.000% due 12/1/35	2,441,275
		New York City, NY, GO:
		Series A:
10,000	AA-	6.000% due 5/15/30	10,692
990,000	AA-	6.000% due 5/15/30 (b)	1,073,873
1,500,000	AA-	Series G, 5.000% due 12/1/33	1,510,185
2,000,000	AA+	New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series D, 5.000% due 6/15/37	2,026,760
4,500,000	AAA	New York City, NY, TFA Revenue, Series A, 5.500% due 11/15/17	4,831,785
		New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue:
5,000,000	AAA	AMBAC-Insured, 5.500% due 5/15/25	5,570,100
1,700,000	AAA	Non State Supported Debt, Series A, AMBAC-Insured, 5.500% due 5/15/28	1,904,476
2,385,000	AAA	New York State Environmental Facilities Corp., State Clean Water & Drinking, NYC Municipal Water Finance Authority, Series A, 5.000% due 6/15/17	2,520,039
		Total New York	21,889,185

North Carolina — 3.2%
4,000,000	AA+	University of North Carolina, University Revenue, Series A, 5.000% due 12/1/34	4,090,320

See Notes to Financial Statements.

8  Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report

Schedule of Investments (June 30, 2006) (continued)

Face Amount	Rating‡	Security	Value

Pennsylvania — 0.2%
$250,000	AAA	Philadelphia, PA, School District GO, Series A, FSA-Insured, Call 2/1/12 @ 100, 5.500% due 2/1/31 (b)	$268,817

Puerto Rico — 4.9%
1,600,000	AAA	Puerto Rico Commonwealth Highway & Transportation Authority, Highway Revenue, Series X, FSA-Insured, 5.500% due 7/1/15	1,755,856
4,000,000	AAA	Puerto Rico Commonwealth Infrastructure Financing Authority, Series C, AMBAC-Insured, 5.500% due 7/1/25	4,447,440
		Total Puerto Rico	6,203,296

Tennessee — 1.2%
1,200,000	AAA	Memphis-Shelby County, TN, Airport Authority Revenue, Series D, AMBAC-Insured, 6.000% due 3/1/24 (c)	1,277,484
225,000	AA	Tennessee Housing Development Agency Revenue, Homeownership Program, Series 2B, 6.350% due 1/1/31 (c)	229,309
		Total Tennessee	1,506,793

Texas — 14.4%
2,500,000	AAA	Aledo, TX, GO, ISD, School Building, Series A, PSF-Insured, 5.000% due 2/15/30	2,536,600
330,000	AAA	Austin, TX, Airport Systems Revenue, Series A, MBIA-Insured, 6.200% due 11/15/15 (b)(c)	339,220
1,000,000	Aaa(a)	Edgewood, TX, GO, ISD, Bexar County, PSF-Insured, 5.250% due 2/15/17	1,063,210
3,500,000	AAA	Houston, TX, Utility System Revenue, Combined First Lien, FSA-Insured, 5.000% due 11/15/35	3,541,615
1,600,000	AAA	Lake Dallas, TX, GO, ISD, School Building, PSF-Insured, 5.000% due 8/15/34	1,618,016
1,000,000	AAA	Mesquite, TX, Independent School District No. 1, GO, Capital Appreciation, Series A, PSFG-Insured, zero coupon bond to yield 5.169% due 8/15/27	331,200
1,380,000	AAA	North Harris Montgomery Community College District, TX, GO, FGIC-Insured, 5.375% due 2/15/16	1,463,683
2,225,000	Aaa(a)	Northwest Texas, GO, ISD, PSF-Insured, 5.250% due 8/15/18	2,362,327
1,000,000	BBB-	Sabine River Authority, Texas Pollution Control, Refunding, Remarketed 11/29/05, 5.200% due 5/1/28	1,012,470
1,250,000	AAA	Texas State Transportation Commission Revenue, First Tier, 5.000% due 4/1/13	1,313,813
1,500,000	AAA	Texas State Turnpike Authority Revenue, First Tier, Series A, AMBAC-Insured, 5.500% due 8/15/39	1,595,445
1,000,000	AAA	Williamson County, TX, GO, MBIA-Insured, 5.250% due 2/15/21	1,062,740
		Total Texas	18,240,339

Utah — 0.1%
90,000	AA	Utah State Housing Finance Agency, Single-Family Mortgage Revenue, Issue -H2, FHA-Insured, 6.250% due 7/1/22 (c)	91,453

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  9

Schedule of Investments (June 30, 2006) (continued)

Face Amount	Rating‡	Security	Value

Virginia — 2.5%
$2,915,000	AAA	Greater Richmond, VA, Convention Center Authority, Hotel Tax Revenue, Convention Center Expansion Project, 6.125% due 6/15/20 (b)	$3,168,139

Washington — 4.5%
1,900,000	AAA	Chelan County, WA, Public Utility District, Chelan Hydro System No.1, Construction Revenue, Series A, AMBAC-Insured, 5.450% due 7/1/37 (c)	1,967,374
2,000,000	AAA	Port of Seattle, WA, Revenue, Refunding, Intermediate Lien, Series A, MBIA-Insured, 5.000% due 3/1/30	2,029,380
400,000	AAA	Seattle, WA, GO, Series B, FSA-Insured, Call 12/1/09 @ 101, 5.750% due 12/1/28 (b)	427,140
1,200,000	AAA	Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Series A, MBIA-Insured, 5.125% due 7/1/17	1,238,724
		Total Washington	5,662,618
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $123,195,657)	123,450,154

SHORT-TERM INVESTMENTS (e) — 2.6%
Illinois — 2.4%
3,000,000	A-1+	Illinois Finance Authority Revenue, Resurrection Health, Series B, LOC-JPMorgan Chase, 4.030%, 7/3/06	3,000,000

Indiana — 0.2%
300,000	A-1	Indiana Health Facility Financing Authority, Hospital Revenue, Clarian Health Obligation, Series B, 4.030%, 7/3/06	300,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $3,300,000)	3,300,000

		TOTAL INVESTMENTS — 100.0% (Cost — $126,495,657#)	$126,750,154

‡    All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)  Rating by Moody’s Investor Service. All ratings are unaudited.

(b) Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(c)  Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d) Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(e)  Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

#    Aggregate cost for federal income tax purposes is $126,485,281.

See pages 12 and 13 for definitions of ratings.

See Notes to Financial Statements.

10  Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report

Schedule of Investments (June 30, 2006) (continued)

Abbreviations used in this schedule:

AMBAC	–	Ambac Assurance Corporation
DFA	–	Development Finance Agency
EDA	–	Economic Development Authority
EFA	–	Educational Facilities Authority
FGIC	–	Financial Guaranty Insurance Company
FHA	–	Federal Housing Administration
FSA	–	Financial Security Assurance
GO	–	General Obligation
ISD	–	Independent School District
LOC	–	Letter of Credit
MBIA	–	Municipal Bond Investors Assurance Corporation
MWRA	–	Massachusetts Water Resources Authority
PCR	–	Pollution Control Revenue
PSF	–	Permanent School Fund
PSFG	–	Permanent School Fund Guaranty
TFA	–	Transitional Finance Authority

Summary of Investments by Industry* (unaudited)

Education	16.6%
General Obligation	12.1
Transportation	10.1
Hospitals	9.9
Utilities	8.8
Pollution Control	7.1
Pre-Refunded	6.7
Water & Sewer	5.4
Public Facilities	4.4
Escrowed to Maturity	3.9
Sales Tax	3.8
Industrial Development	3.8
Miscellaneous	3.2
Electric	2.4
Lease	1.5
Housing: Single-Family	0.3
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of June 30, 2006 and are subject to change.

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  11

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB” “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

See Notes to Financial Statements.

12  Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  13

Statement of Assets and Liabilities (June 30, 2006)

ASSETS:
Investments, at value (Cost — $126,495,657)	$126,750,154
Cash	79,915
Interest receivable	1,771,899
Receivable for securities sold	155,000
Prepaid expenses	15,838
Total Assets	128,772,806
LIABILITIES:
Investment management fee payable	58,660
Dividends payable to Auction Rate Preferred Stockholders	18,682
Directors’ fees payable	485
Accrued expenses	155,902
Total Liabilities	233,729
Series M Auction Rate Preferred Stock (900 shares authorized and issued at $50,000 per share) (Note 4)	45,000,000
Total Net Assets	$83,539,077

NET ASSETS:
Par value ($0.001 par value; 6,007,094 shares issued and outstanding; 100,000,000 common shares authorized)	$6,007
Paid-in capital in excess of par value	83,244,145
Undistributed net investment income	140,698
Accumulated net realized loss on investments	(106,270)
Net unrealized appreciation on investments	254,497
Total Net Assets	$83,539,077

Shares Outstanding	6,007,094
Net Asset Value	$13.91

See Notes to Financial Statements.

14  Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report

Statement of Operations (For the year ended June 30, 2006)

INVESTMENT INCOME:
Interest	$ 6,186,564
EXPENSES:
Investment management fee (Note 2)	724,500
Auction agent fees (Note 4)	119,496
Audit and tax	78,653
Directors’ fees	69,199
Legal fees	65,000
Shareholder reports	57,984
Transfer agent fees	27,552
Stock exchange listing fees	18,445
Custody fees	3,694
Insurance	3,187
Miscellaneous expenses	13,753
Total Expenses	1,181,463
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,924)
Net Expenses	1,178,539
Net Investment Income	5,008,025
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	501,915
Change in Net Unrealized Appreciation/Depreciation From Investments	(5,751,757)
Net Loss on Investments	(5,249,842)
Distributions Paid to Auction Rate Preferred Stockholders From Net Investment Income	(1,359,860)
Decrease in Net Assets From Operations	$(1,601,677)

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  15

Statements of Changes in Net Assets (For the years ended June 30,)

	2006	2005

OPERATIONS:
Net investment income	$5,008,025	$5,187,467
Net realized gain	501,915	412,305
Change in net unrealized appreciation/depreciation	(5,751,757)	2,786,391
Distributions paid to Auction Rate Preferred Stockholders from net investment income	(1,359,860)	(851,624)
Increase (Decrease) in Net Assets From Operations	(1,601,677)	7,534,539
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,529,349)	(4,901,789)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(4,529,349)	(4,901,789)
Increase (Decrease) in Net Assets	(6,131,026)	2,632,750

NET ASSETS:
Beginning of year	89,670,103	87,037,353
End of year*	$83,539,077	$89,670,103

* Includes undistributed net investment income of:	$140,698	$1,024,796

See Notes to Financial Statements.

16  Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended June 30:

	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$14.93	$14.49	$15.33	$14.34	$13.94
Income (Loss) From Operations:
Net investment income	0.83	0.86	0.92	0.94	1.00
Net realized and unrealized gain (loss)	(0.87)	0.54	(0.86)	0.95	0.29
Distributions paid to Auction Rate Preferred Stockholders from net investment income	(0.23)	(0.14)	(0.08)	(0.09)	(0.14)
Total Income (Loss) From Operations	(0.27)	1.26	(0.02)	1.80	1.15
Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.75)	(0.82)	(0.82)	(0.81)	(0.75)
Total Distributions Paid to Common Stock Shareholders	(0.75)	(0.82)	(0.82)	(0.81)	(0.75)
Net Asset Value, End of Year	$13.91	$14.93	$14.49	$15.33	$14.34
Market Price, End of Year	$12.07	$13.60	$12.43	$13.92	$13.00
Total Return, Based on Market Price(1)	(6.07)%	16.38%	(5.11)%	13.78%	10.11%
Total Return, Based on NAV(1)(2)	(1.84)%	8.85%	(0.17)%	12.83%	8.49%
Net Assets, End of Year (000s)	$83,539	$89,670	$87,037	$92,088	$86,122
Ratios to Average Net Assets:(3)
Gross expenses	1.36%	1.30%	1.31%	1.39%	1.35%
Net expenses	1.36 (4)	1.30	1.31	1.39	1.35
Net investment income	5.77	5.81	6.18	6.30	7.02
Portfolio Turnover Rate	23%	64%	48%	67%	52%
Auction Rate Preferred Stock:
Total Amount Outstanding (000s)	$ 45,000	$ 45,000	$ 45,000	$ 45,000	$ 45,000
Asset Coverage Per Share	142,821	149,633	146,708	152,320	145,691
Involuntary Liquidating Preference Per Share	50,000	50,000	50,000	50,000	50,000
Average Market Value Per Share	50,000	50,000	50,000	50,000	50,000

(1)  For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

(2)  Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)  Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  17

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Municipal Partners Fund II Inc. (the “Fund”) was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Concentration of Risk. Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income for the common shareholder of the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to common shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 4.

18  Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report

Notes to Financial Statements (continued)

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments
$(2,914)	$2,914

Reclassifications are primarily due to differences between book and tax amortization of market discount on fixed income securities.

2.  Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Salomon Brothers Asset Management Inc. (“SBAM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund pays SBAM a management fee calculated at an annual rate of 0.55% of the Fund’s average weekly net assets. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund’s average weekly net assets. This fee is calculated daily and paid monthly.

During the year ended June 30, 2006, SBAM waived a portion of its fees in the amount of $2,924.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$32,058,240
Sales	29,439,099

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,425,688
Gross unrealized depreciation	(2,160,815)
Net unrealized appreciation	$264,873

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  19

Notes to Financial Statements (continued)

4. Auction Rate Preferred Stock

On October 1, 1993, the Fund closed its public offering of 900 shares of $0.001 par value Auction Rate Preferred Stock (“Preferred Stock”) at an offering price of $50,000 per share. The Preferred Stock has a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 7 days and are determined by auction procedures. The dividend rates on the Preferred Stock during the year ended June 30, 2006 ranged from 1.999% to 4.000%. The weighted average dividend rate for the year ended June 30, 2006 was 3.022%.

The Fund is subject to certain restrictions relating to the Preferred Stock. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Stock Shareholders are entitled to one vote per share and generally vote with the common stock shareholders but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Stock.

The issuance of preferred stock poses certain risks to holders of common stock, including, among others the possibility of greater market price volatility and in certain market conditions, the yield to holders of common stock may be adversely affected.

The Fund is required to maintain certain asset coverages with respect to the Preferred Stock. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the Preferred Stock in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common shareholders.

5. Dividends Subsequent to June 30, 2006

Common Stock Dividends. On May 8, 2006, the Board of Directors of the Fund declared two common share distributions from net investment income, each in the amount of $0.045 per share, payable on July 28, 2006 and August 25, 2006 to shareholders of record on July 25, 2006 and August 22, 2006, respectively.

On July 25, 2006, the Board of Directors of the Fund declared three common share distributions from net investment income, each in the amount of $0.045 per share, payable on September 29, 2006, October 27, 2006 and November 24, 2006 to shareholders of record on September 22, 2006, October 20, 2006 and November 17, 2006, respectively.

Preferred Stock Dividends. The Board of Directors designated each of the following dividend periods as a Special Rate Period. With each auction date, the regular auction

20  Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report

Notes to Financial Statements (continued)

procedure resumes, subject to the Fund’s ability to designate any subsequent dividend period as a Special Rate Period.

Auction Date:	Commencement of Rate Period:	Rate Effective Through:	Preferred Rate:
6/26/06	6/27/06	7/4/06	3.850%
7/3/06	7/5/06	7/10/06	3.750
7/10/06	7/11/06	7/17/06	3.650
7/17/06	7/18/06	7/24/06	3.500
7/24/06	7/25/06	7/31/06	3.450

6. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30 were as follows:

	2006	2005
Distributions paid from:
Tax-Exempt Income	$5,889,209	$5,753,413

As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 140,698
Capital loss carryforward*	(116,646)
Unrealized appreciation/(depreciation)(a)	264,873
Total accumulated earnings/(losses) — net	$ 288,925

*            During the taxable year ended June 30, 2006, the Fund utilized $504,167 of its capital loss carryover available from prior years. As of June 30, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
6/30/2008	$(116,646)

These amounts will be available to offset any future taxable capital gains.

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax amortization methods for market discount on fixed income securities.

7. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  21

Notes to Financial Statements (continued)

agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

22  Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report

Notes to Financial Statements (continued)

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

8. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund.

9. Subsequent Events

The Fund’s Board has approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA will act as the investment adviser for the Fund effective August 1, 2006. The Fund’s Board has also approved a new sub-advisory agreement for the Fund between LMPFA and Western Asset Management Company (“Western Asset”). LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser, as applicable, the day-to-day portfolio management of the Fund. The management fees for the Fund will remain unchanged. For its services, LMPFA will pay Western Asset 70% of the management fee that it receives from the Fund.

In addition to these advisory changes, it is expected that the Fund’s name will change to Western Asset Municipal Partners Fund II Inc. in October 2006.

10. Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  23

Notes to Financial Statements (continued)

be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be July 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

24  Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Salomon Brothers Municipal Partners Fund II Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Municipal Partners Fund II Inc. as of June 30, 2006, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended and the financial highlights for each of the years in the four-year period then ended June 30, 2005 were audited by other independent registered public accountants whose report thereon, dated August 22, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Municipal Partners Fund II Inc. as of June 30, 2006, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 25, 2006

Salomon Brothers Municipal Partners Fund II Inc. 2006 Annual Report  25

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreements replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc. (“SBAM”) and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and

26  Salomon Brothers Municipal Partners Fund II Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of

Salomon Brothers Municipal Partners Fund II Inc.  27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

28  Salomon Brothers Municipal Partners Fund II Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Municipal Partners Fund II Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class I	Since 2000	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisers, L.L.C. (“Blackstone Advisors”)

William H. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	President, W.H. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco P.L.C.	44	Director, Associated Banc-Corp.

Riordan Roett The Johns Hopkins University 1740 Massachusetts Avenue, NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1997	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2000	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Advisors

Salomon Brothers Municipal Partners Fund II Inc.  29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Fund

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason.	N/A	N/A

	Controller	2002-2004	Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

Robert E. Amodeo Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1964	Executive Vice President	Since 1999	Managing Director, President of SBAM and Legg Mason since December 2001; Director of SBAM and Legg Mason since December 1998; Vice President of SBAM and Legg Mason from (January 1996 to December 1998)	N/A	N/A

30  Salomon Brothers Municipal Partners Fund II Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason, (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors
(2002-2005). Prior to 2002, Managing
Director-Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

Wendy S. Setnicka Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004

Vice President of Legg Mason (since 2003); Controller of certain mutual funds associated with Legg Mason; Formerly, Assistant Controller of Legg Mason (from 2002 to 2004); Accounting Manager of Legg Mason (from 1998 to 2002)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)          The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2006, year 2008 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year by the Fund’s Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified.

(2)          Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Salomon Brothers Municipal Partners Fund II Inc.  31

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

32  Salomon Brothers Municipal Partners Fund II Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the SEC, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (“Plan”), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company, N.A. (“Plan Agent”) in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below.

Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a distribution on the Common Stock, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund’s Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250 for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash.

Salomon Brothers Municipal Partners Fund II Inc.  33

Dividend Reinvestment Plan (unaudited) (continued)

There is no charge to participants for distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant’s shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days’ written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

34  Salomon Brothers Municipal Partners Fund II Inc.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended June 30, 2006 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Salomon Brothers Municipal Partners Fund II Inc.  35

Salomon Brothers Municipal Partners Fund II Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William H. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Frances M. Guggino
Chief Financial Officer and Treasurer

Robert E. Amodeo
Executive Vice President

Ted P. Becker
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

125 Broad Street
10th Floor, MF-2
New York, New York 10004

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

AUCTION AGENT

Deutsche Bank
60 Wall Street
New York, New York 10005

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSER AGENT

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

MPT

This report is transmitted to the shareholders of Salomon Brothers Municipal Partners Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust
Company
59 Maiden Lane
New York, NY 10038

Salomon Brothers Municipal Partners Fund II Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

SAM0901 6/06	SR06-126

Information on how the Fund voted proxies relating to portfolio securities during the prior 12 month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended June 30, 2006. The aggregate fees billed in the last two fiscal years ending June 30, 2005 and June 30, 2006 (the "Reporting Periods") for professional services rendered by PwC for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,000 in 2005 and $40,000 in 2006. KPMG has not billed the Registrant for professional services rendered as of June 30, 2006.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $15,500 in 2005 and $8,255 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Municipal Partner Fund Inc II (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning ("Tax Services") were $3,000 in 2005 and $3,063 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of June 30, 2006, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Municipal Partner Fund Inc II requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Municipal Partner Fund Inc II, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Municipal Partner Fund Inc II, requiring pre-approval by the Audit Committee for the year ended June 30, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Municipal Partner Fund Inc II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Municipal Partner Fund Inc II during the reporting period was $2.7 million for the year ended June 30, 2005.

Non-audit fees billed by KPMG for services rendered to Municipal Partner Fund Inc II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Municipal Partner Fund Inc II during the reporting period was $75,000 and $0 for the years ended June 30, 2005 and June 30, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes.  The Municipal Partner Fund Inc II‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence.  All services provided by the Auditor to the Municipal Partner Fund Inc II or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg

Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Robert E. Amodeo	Since 1999	Executive Vice President of the fund; employee of SBAM since 1999;
Western Asset Management (“WAM”)		employee of WAM since 2005.
399 Park Avenue
New York, NY 10022
Birth year: 1964

Thomas Croak	Since 1999	Co-portfolio manager of the fund; employee of SBAM since 1999;
WAM		employee of WAM since 2005.
399 Park Avenue
New York, NY 10022
Birth year: 1961

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of June 30 , 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Robert Amodeo	27 registered investment companies with $14 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	38 Other accounts with $18.2 billion in total assets under management*

Thomas Croak	27 registered investment companies with $14 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	38 Other accountswith $18.2 billion in total assets under management*

*              Includes 1 account managed, totaling $315 million, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4):

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Robert Amodeo	none
Thomas Croak	none

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)           Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)           Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Municipal Partners Fund II Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Municipal Partners Fund II Inc.

Date:       September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Municipal Partners Fund II Inc.

Date:       September 8, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Municipal Partners Fund II Inc.

Date:       September 8, 2006